UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-06310

Legg Mason Partners Variable Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: March 31, 2012

ITEM 1.	SCHEDULE OF INVESTMENTS

LEGG MASON PARTNERS VARIABLE INCOME TRUST

LEGG MASON WESTERN ASSET VARIABLE GLOBAL HIGH YIELD BOND PORTFOLIO

FORM N-Q

MARCH 31, 2012

LEGG MASON WESTERN ASSET VARIABLE GLOBAL HIGH YIELD BOND PORTFOLIO

Schedule of investments (unaudited)	March 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
CORPORATE BONDS & NOTES - 82.8%
CONSUMER DISCRETIONARY - 17.0%
Auto Components - 0.5%
Europcar Groupe SA, Senior Notes	9.375%	4/15/18	395,000	EUR	$418,815	(a)
Goodyear Tire & Rubber Co., Senior Notes	7.000%	5/15/22	410,000		400,775

Total Auto Components					819,590

Automobiles - 1.0%
Chrysler Group LLC/CG Co.-Issuer Inc., Secured Notes	8.000%	6/15/19	200,000		202,000
Chrysler Group LLC/CG Co.-Issuer Inc., Secured Notes	8.250%	6/15/21	400,000		406,000
Escrow GCB General Motors	—	—	200,000		4,375	*(b)
Escrow GCB General Motors	—	—	1,550,000		33,906	*(b)
Ford Motor Credit Co., LLC, Senior Notes	8.125%	1/15/20	130,000		157,624
Ford Motor Credit Co., LLC, Senior Notes	5.875%	8/2/21	600,000		648,325
Jaguar Holding Co. II/Jaguar Merger Sub Inc.,
Senior Notes	9.500%	12/1/19	160,000		174,400	(a)

Total Automobiles					1,626,630

Diversified Consumer Services - 0.7%
Service Corp. International, Senior Notes	7.500%	4/1/27	320,000		325,600
ServiceMaster Co., Senior Subordinated Notes	8.000%	2/15/20	230,000		246,100	(a)
Sotheby’s, Senior Notes	7.750%	6/15/15	510,000		555,900

Total Diversified Consumer Services					1,127,600

Hotels, Restaurants & Leisure - 6.3%
Bossier Casino Venture Holdco Inc., Senior Secured Bonds	14.000%	2/9/18	370,000		317,393	(a)(b)(c)(d)
Boyd Gaming Corp., Senior Notes	9.125%	12/1/18	90,000		94,163
Boyd Gaming Corp., Senior Subordinated Notes	7.125%	2/1/16	180,000		174,600
Caesars Entertainment Operating Co. Inc., Senior Notes	10.750%	2/1/16	300,000		263,250
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	10.000%	12/15/15	220,000		203,500
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	450,000		492,750
CCM Merger Inc., Senior Notes	9.125%	5/1/19	410,000		416,150	(a)
Choctaw Resort Development Enterprise, Senior Notes	7.250%	11/15/19	235,000		200,338	(a)
Downstream Development Quapaw, Senior Secured Notes	10.500%	7/1/19	390,000		404,137	(a)
El Pollo Loco Inc., Secured Notes	17.000%	1/1/18	674,107		610,909	(a)
Enterprise Inns PLC, Senior Secured Bonds	6.500%	12/6/18	416,000	GBP	558,930
Fiesta Restaurant Group, Secured Notes	8.875%	8/15/16	210,000		222,600	(a)
Fontainebleau Las Vegas Holdings LLC/Fontainebleau Las Vegas Capital Corp.	10.250%	6/15/15	265,000		1,491	(a)(e)
Hoa Restaurant Group LLC/Hoa Finance Corp., Senior Secured Notes	11.250%	4/1/17	370,000		367,225	(a)
Inn of the Mountain Gods Resort & Casino, Senior Secured Notes	8.750%	11/30/20	213,000		209,273	(a)
Landry’s Acquisition Co., Secured Notes	11.625%	12/1/15	330,000		369,187	(a)
Landry’s Holdings Inc., Senior Secured Notes	11.500%	6/1/14	230,000		231,150	(a)
Landry’s Restaurants Inc., Senior Secured Notes	11.625%	12/1/15	185,000		206,969
Marstons Issuer PLC, Secured Bonds	5.641%	7/15/35	223,000	GBP	273,127	(f)
MGM Resorts International, Senior Secured Notes	10.375%	5/15/14	35,000		39,856
Mohegan Tribal Gaming Authority, Senior Notes	11.000%	9/15/18	55,000		40,700	(a)
Mohegan Tribal Gaming Authority, Senior Secured Notes	10.500%	12/15/16	1,020,000		889,950	(a)
NCL Corp. Ltd., Senior Notes	9.500%	11/15/18	920,000		995,900
NCL Corp. Ltd., Senior Notes	9.500%	11/15/18	730,000		790,225	(a)
NCL Corp. Ltd., Senior Secured Notes	11.750%	11/15/16	320,000		372,000
Pinnacle Entertainment Inc., Senior Notes	7.750%	4/1/22	240,000		252,000
Pinnacle Entertainment Inc., Senior Subordinated Notes	8.750%	5/15/20	50,000		54,875

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET VARIABLE GLOBAL HIGH YIELD BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Hotels, Restaurants & Leisure - continued
Seven Seas Cruises S de RL LLC, Senior Secured Notes	9.125%	5/15/19	780,000		$795,600	(a)
Snoqualmie Entertainment Authority, Senior Secured Notes	4.532%	2/1/14	235,000		222,075	(a)(f)
Snoqualmie Entertainment Authority, Senior Secured Notes	9.125%	2/1/15	40,000		40,350	(a)
Station Casinos Inc., Senior Subordinated Notes	6.625%	3/15/18	75,000		0	(b)(d)(e)(g)
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., Senior Secured Notes	5.375%	3/15/22	200,000		195,500	(a)

Total Hotels, Restaurants & Leisure					10,306,173

Internet & Catalog Retail - 0.3%
Netflix Inc., Senior Notes	8.500%	11/15/17	430,000		470,850

Media - 6.0%
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	7.875%	4/30/18	150,000		162,750
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	8.125%	4/30/20	380,000		423,700
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	7.375%	6/1/20	430,000		468,700
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	6.625%	1/31/22	1,000,000		1,042,500
Cengage Learning Acquisitions Inc., Senior Notes	10.500%	1/15/15	325,000		246,187	(a)
Clear Channel Worldwide Holdings Inc., Senior Subordianted Notes	7.625%	3/15/20	300,000		295,500	(a)
Clear Channel Worldwide Holdings Inc., Senior Subordinated Notes	7.625%	3/15/20	40,000		38,800	(a)
CSC Holdings LLC, Senior Notes	6.750%	11/15/21	650,000		680,062	(a)
DISH DBS Corp., Senior Notes	6.625%	10/1/14	30,000		32,850
DISH DBS Corp., Senior Notes	7.875%	9/1/19	180,000		207,900
Entercom Radio LLC, Senior Notes	10.500%	12/1/19	400,000		433,000
Globo Communicacoes e Participacoes SA, Bonds	7.250%	4/26/22	200,000		209,000	(a)
Good Sam Enterprises LLC, Secured Notes	11.500%	12/1/16	430,000		445,050
ITV PLC, Senior Notes	10.000%	6/30/14	175,000	EUR	268,174
LBI Media Inc., Senior Notes	8.500%	8/1/17	40,000		12,300	(a)
LBI Media Inc., Senior Secured Notes	9.250%	4/15/19	500,000		427,500	(a)
Musketeer GmbH, Senior Secured Notes	9.500%	3/15/21	250,000	EUR	362,600	(a)
Nara Cable Funding Ltd., Senior Secured Notes	8.875%	12/1/18	1,020,000		974,100	(a)
NET Servicos de Comunicacao SA, Bonds	7.500%	1/27/20	240,000		281,160
Nielsen Finance LLC/Nielsen Finance Co., Senior Notes	11.500%	5/1/16	190,000		219,925
Nielsen Finance LLC/Nielsen Finance Co., Senior Notes	7.750%	10/15/18	270,000		299,025
Ono Finance II PLC, Senior Bonds	10.875%	7/15/19	210,000		192,150	(a)
Polish Television Holding BV, Senior Secured Bonds, step bond	11.250%	5/15/17	250,000	EUR	335,926	(a)
Seat Pagine Gialle SpA, Senior Secured Notes	10.500%	1/31/17	149,000	EUR	136,124	(a)(e)
TVN Finance Corp. III AB, Senior Notes	7.875%	11/15/18	75,000	EUR	98,777	(a)
Univision Communications Inc., Senior Secured Notes	6.875%	5/15/19	730,000		743,687	(a)
Univision Communications Inc., Senior Secured Notes	7.875%	11/1/20	20,000		21,100	(a)
UPC Holding BV, Senior Notes	9.875%	4/15/18	140,000		155,400	(a)
Ziggo Bond Co. BV, Senior Notes	8.000%	5/15/18	400,000	EUR	577,492	(a)

Total Media					9,791,439

Multiline Retail - 0.3%
Neiman Marcus Group Inc., Senior Secured Notes	7.125%	6/1/28	535,000		512,263

Specialty Retail - 0.9%
American Greetings Corp., Senior Notes	7.375%	12/1/21	90,000		92,700
Edcon Proprietary Ltd., Senior Notes	4.126%	6/15/14	750,000	EUR	885,243	(a)(f)
Gymboree Corp., Senior Notes	9.125%	12/1/18	590,000		547,225

Total Specialty Retail					1,525,168

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET VARIABLE GLOBAL HIGH YIELD BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Textiles, Apparel & Luxury Goods - 1.0%
Boardriders SA, Senior Notes	8.875%	12/15/17	550,000	EUR	$737,203	(a)
Empire Today LLC/Empire Today Finance Corp.,
Senior Secured Notes	11.375%	2/1/17	200,000		198,500	(a)
Oxford Industries Inc., Senior Secured Notes	11.375%	7/15/15	595,000		644,831

Total Textiles, Apparel & Luxury Goods					1,580,534

TOTAL CONSUMER DISCRETIONARY					27,760,247

CONSUMER STAPLES - 1.4%
Food & Staples Retailing - 0.1%
Post Holdings Inc., Senior Notes	7.375%	2/15/22	210,000		220,500	(a)

Food Products - 0.6%
Boparan Holdings Ltd., Senior Notes	9.875%	4/30/18	300,000	GBP	492,446	(a)
Harmony Foods Corp., Senior Secured Notes	10.000%	5/1/16	190,000		196,650	(a)
Simmons Foods Inc., Senior Secured Notes	10.500%	11/1/17	340,000		329,375	(a)

Total Food Products					1,018,471

Personal Products - 0.3%
Hypermarcas SA, Notes	6.500%	4/20/21	380,000		372,400	(a)
Prestige Brands International Inc., Senior Notes	8.125%	2/1/20	120,000		130,650	(a)

Total Personal Products					503,050

Tobacco - 0.4%
Alliance One International Inc., Senior Notes	10.000%	7/15/16	590,000		595,900

TOTAL CONSUMER STAPLES					2,337,921

ENERGY - 15.4%
Energy Equipment & Services - 3.1%
Atwood Oceanics Inc., Senior Notes	6.500%	2/1/20	210,000		221,550
Hercules Offshore Inc., Senior Notes	10.250%	4/1/19	450,000		443,250	(a)
Hercules Offshore LLC, Senior Secured Notes	10.500%	10/15/17	655,000		689,388	(a)
Key Energy Services Inc., Senior Notes	6.750%	3/1/21	390,000		402,675
Key Energy Services Inc., Senior Notes	6.750%	3/1/21	90,000		92,475	(a)
Oil States International Inc., Senior Notes	6.500%	6/1/19	400,000		422,000
Parker Drilling Co., Senior Notes	9.125%	4/1/18	170,000		181,050
Petroleum Geo-Services ASA, Senior Notes	7.375%	12/15/18	210,000		219,450	(a)
Pioneer Drilling Co., Senior Notes	9.875%	3/15/18	260,000		276,900	(a)
SESI LLC, Senior Notes	7.125%	12/15/21	640,000		694,400	(a)
Unit Corp., Senior Subordinated Notes	6.625%	5/15/21	330,000		339,075
Vantage Drilling Co., Senior Secured Notes	11.500%	8/1/15	900,000		994,500

Total Energy Equipment & Services					4,976,713

Oil, Gas & Consumable Fuels - 12.3%
Arch Coal Inc., Senior Notes	7.000%	6/15/19	680,000		630,700	(a)
Berry Petroleum Co., Senior Notes	6.750%	11/1/20	470,000		499,375
Berry Petroleum Co., Senior Notes	6.375%	9/15/22	100,000		103,000
Calumet Specialty Products Partners LP/Calumet
Finance Corp., Senior Notes	9.375%	5/1/19	330,000		344,850
Calumet Specialty Products Partners LP/Calumet
Finance Corp., Senior Notes	9.375%	5/1/19	110,000		114,950
Chesapeake Energy Corp., Senior Notes	6.125%	2/15/21	760,000		756,200
Chesapeake Midstream Partners LP / CHKM
Finance Corp., Senior Notes	6.125%	7/15/22	510,000		516,375	(a)
Chesapeake Oilfield Operating LLC/Chesapeake
Oilfield Finance Inc., Senior Notes	6.625%	11/15/19	410,000		408,975	(a)
Coffeyville Resources LLC/Coffeyville Finance Inc.,
Senior Secured Notes	9.000%	4/1/15	350,000		376,250	(a)
Compagnie Generale de Geophysique-Veritas,
Senior Notes	7.750%	5/15/17	300,000		313,500
Concho Resources Inc., Senior Notes	7.000%	1/15/21	390,000		420,225
Concho Resources Inc., Senior Notes	5.500%	10/1/22	50,000		49,313
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	180,000		189,000
Continental Resources Inc., Senior Notes	5.000%	9/15/22	400,000		402,500	(a)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET VARIABLE GLOBAL HIGH YIELD BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Oil, Gas & Consumable Fuels - continued
Corral Petroleum Holdings AB, Senior Notes	15.000%	12/31/17	787,779	$610,529	(a)(c)(d)
Crosstex Energy LP/Crosstex Energy Finance
Corp., Senior Notes	8.875%	2/15/18	370,000	394,975
Ecopetrol SA, Senior Notes	7.625%	7/23/19	580,000	720,650
Energy Transfer Equity LP, Senior Notes	7.500%	10/15/20	290,000	323,350
Enterprise Products Operating LLP, Junior
Subordinated Notes	8.375%	8/1/66	385,000	420,032	(f)
EXCO Resources Inc., Senior Notes	7.500%	9/15/18	690,000	617,550
Indo Integrated Energy II BV, Senior Secured Notes	9.750%	11/5/16	520,000	570,700	(a)
Kodiak Oil & Gas Corp., Senior Notes	8.125%	12/1/19	350,000	370,562	(a)
LUKOIL International Finance BV, Bonds	6.356%	6/7/17	250,000	273,820	(a)
LUKOIL International Finance BV, Bonds	6.656%	6/7/22	130,000	144,300	(a)
MarkWest Energy Partners LP/MarkWest Energy
Finance Corp., Senior Notes	6.750%	11/1/20	310,000	336,350
MarkWest Energy Partners LP/MarkWest Energy
Finance Corp., Senior Notes	6.500%	8/15/21	380,000	405,650
MEG Energy Corp., Senior Notes	6.500%	3/15/21	350,000	368,375	(a)
Milagro Oil & Gas Inc., Secured Notes	10.500%	5/15/16	520,000	408,200
Novatek Finance Ltd., Notes	6.604%	2/3/21	400,000	444,100	(a)
Overseas Shipholding Group Inc., Senior Notes	8.125%	3/30/18	935,000	710,600
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	130,000	128,050	(a)
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	88,000	86,680	(a)
Peabody Energy Corp., Senior Notes	6.000%	11/15/18	520,000	512,200	(a)
Peabody Energy Corp., Senior Notes	7.875%	11/1/26	100,000	104,000
Petrobras International Finance Co., Senior Notes	6.875%	1/20/40	250,000	296,218
Petrobras International Finance Co., Senior Notes	6.750%	1/27/41	200,000	232,953
Petroleum Co. of Trinidad & Tobago Ltd., Senior Notes	9.750%	8/14/19	320,000	397,760	(a)
Petroplus Finance Ltd., Senior Notes	6.750%	5/1/14	500,000	197,500	(a)(e)
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	265,000	298,787
Plains Exploration & Production Co., Senior Notes	6.750%	2/1/22	220,000	231,000
PT Adaro Indonesia, Senior Notes	7.625%	10/22/19	190,000	208,050	(a)
QEP Resources Inc., Senior Notes	5.375%	10/1/22	240,000	238,500
Quicksilver Resources Inc., Senior Notes	11.750%	1/1/16	1,050,000	1,115,625
Range Resources Corp., Senior Notes	5.000%	8/15/22	190,000	187,863
Range Resources Corp., Senior Subordinated Notes	8.000%	5/15/19	150,000	165,375
Regency Energy Partners LP/Regency Energy
Finance Corp., Senior Notes	6.875%	12/1/18	330,000	350,625
Regency Energy Partners LP/Regency Energy
Finance Corp., Senior Notes	6.500%	7/15/21	100,000	106,500
Samson Investment Co., Senior Notes	9.750%	2/15/20	410,000	415,637	(a)
Targa Resources Partners LP/Targa Resources
Partners Finance Corp., Senior Notes	6.375%	8/1/22	250,000	255,000	(a)
Teekay Corp., Senior Notes	8.500%	1/15/20	305,000	317,962
TNK-BP Finance SA, Senior Notes	7.500%	7/18/16	220,000	249,150	(a)
TNK-BP Finance SA, Senior Notes	7.875%	3/13/18	490,000	573,300	(a)
TNK-BP Finance SA, Senior Notes	7.875%	3/13/18	150,000	175,500	(a)
Westmoreland Coal Co./Westmoreland Partners,
Senior Secured Notes	10.750%	2/1/18	300,000	285,750	(a)
WPX Energy Inc., Senior Notes	6.000%	1/15/22	250,000	251,250	(a)
Xinergy Ltd., Senior Secured Notes	9.250%	5/15/19	590,000	457,250	(a)

Total Oil, Gas & Consumable Fuels				20,083,441

TOTAL ENERGY				25,060,154

FINANCIALS - 7.4%
Commercial Banks - 2.4%
BankAmerica Institutional Capital A, Junior
Subordinated Bonds	8.070%	12/31/26	120,000	121,200	(a)
Barclays Bank PLC, Subordinated Notes	6.050%	12/4/17	300,000	309,946	(a)
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	100,000	118,606	(a)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	200,000	187,000	(a)(f)(h)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET VARIABLE GLOBAL HIGH YIELD BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Commercial Banks - continued
Deutsche Postbank Funding Trust IV, Subordinated Notes	5.983%	6/29/17	650,000	EUR	$658,848	(f)(h)
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	600,000		573,650	(a)
Rabobank Nederland NV, Junior Subordinated Notes	11.000%	6/30/19	90,000		114,880	(a)(f)(h)
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	510,000		434,775	(f)(h)
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	10/1/14	70,000		69,190
RSHB Capital, Loan Participation Notes, Senior Secured Notes	7.175%	5/16/13	690,000		724,155	(a)
Santander Finance Preferred SA Unipersonal, Junior Subordinated Notes	10.500%	9/29/14	190,000		199,491	(f)(h)
Societe Generale SA, Junior Subordinated Bonds	1.333%	4/5/17	600,000		388,098	(a)(f)(h)

Total Commercial Banks					3,899,839

Consumer Finance - 0.1%
Ally Financial Inc., Senior Notes	8.000%	3/15/20	150,000		167,250

Diversified Financial Services - 4.2%
Bank of America Corp., Senior Notes	6.500%	8/1/16	700,000		770,369
Bankrate Inc., Senior Secured Notes	11.750%	7/15/15	544,000		626,960
Boats Investments (Netherlands) BV, Secured Notes	8.287%	12/15/15	798,709	EUR	580,555	(c)(f)
Capital One Capital V, Junior Subordinated Notes, Cumulative Trust Preferred Securities	10.250%	8/15/39	180,000		185,850
Countrywide Capital III, Junior Subordinated Notes	8.050%	6/15/27	140,000		142,800
General Motors Financial Co. Inc., Senior Notes	6.750%	6/1/18	370,000		395,681
ING Groep NV, Subordinated Bonds	5.140%	3/17/16	550,000	GBP	659,794	(f)(h)
International Lease Finance Corp., Senior Notes	8.625%	9/15/15	360,000		397,350
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	150,000		167,250
International Lease Finance Corp., Senior Notes	8.875%	9/1/17	240,000		268,800
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	620,000		683,680
ISS Financing PLC, Senior Secured Bonds	11.000%	6/15/14	250,000	EUR	355,264	(a)
MBNA Capital A, Junior Subordinated Notes	8.278%	12/1/26	350,000		354,813
MMG Fiduciary & Trust Corp.	6.750%	2/1/16	120,000		122,400	(a)
Telenet Finance III Luxembourg S.C.A., Senior Secured Notes	6.625%	2/15/21	190,000	EUR	257,837	(a)
TransUnion Holding Co. Inc., Senior Notes	9.625%	6/15/18	340,000		359,550	(a)(c)
ZFS Finance USA Trust II, Bonds	6.450%	12/15/65	500,000		500,000	(a)(f)

Total Diversified Financial Services					6,828,953

Insurance - 0.6%
American International Group Inc., Junior
Subordinated Notes	8.175%	5/15/58	20,000		21,270	(f)
ELM BV	5.252%	5/25/16	500,000	EUR	591,829	(f)(h)
ING Capital Funding Trust III, Junior Subordinated Bonds	4.070%	6/30/12	370,000		319,927	(f)(h)

Total Insurance					933,026

Real Estate Investment Trusts (REITs) - 0.1%
Omega Healthcare Investors Inc., Senior Notes	5.875%	3/15/24	230,000		225,975	(a)

TOTAL FINANCIALS					12,055,043

HEALTH CARE - 5.2%
Health Care Equipment & Supplies - 0.2%
Ontex IV SA, Senior Notes	9.000%	4/15/19	250,000	EUR	258,404	(a)
Ontex IV SA, Senior Notes	9.000%	4/15/19	120,000	EUR	124,034	(a)

Total Health Care Equipment & Supplies					382,438

Health Care Providers & Services - 4.5%
Acadia Healthcare Co. Inc., Senior Notes	12.875%	11/1/18	280,000		299,600
American Renal Associates Holdings Inc., Senior Notes	9.750%	3/1/16	190,476		201,905	(c)
American Renal Holdings, Senior Secured Notes	8.375%	5/15/18	250,000		267,188

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET VARIABLE GLOBAL HIGH YIELD BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Health Care Providers & Services - continued
AMERIGROUP Corp., Senior Notes	7.500%	11/15/19	280,000		$308,000
Community Health Systems Inc., Senior Notes	8.000%	11/15/19	520,000		538,200	(a)
Community Health Systems Inc., Senior Notes	8.000%	11/15/19	410,000		426,400	(a)
CRC Health Corp., Senior Subordinated Notes	10.750%	2/1/16	1,545,000		1,432,987
ExamWorks Group Inc., Senior Notes	9.000%	7/15/19	280,000		280,000	(a)
Fresenius Medical Care U.S. Finance II Inc., Senior Notes	5.875%	1/31/22	430,000		442,900	(a)
Fresenius Medical Care U.S. Finance Inc., Senior Notes	6.875%	7/15/17	440,000		489,500
Fresenius U.S. Finance II Inc., Senior Notes	9.000%	7/15/15	40,000		46,300	(a)
HCA Inc., Senior Secured Notes	8.500%	4/15/19	360,000		401,850
HCA Inc., Senior Secured Notes	6.500%	2/15/20	320,000		336,800
HCA Inc., Senior Secured Notes	5.875%	3/15/22	200,000		200,750
INC Research LLC, Senior Notes	11.500%	7/15/19	210,000		205,800	(a)
InVentiv Health Inc., Senior Notes	10.000%	8/15/18	440,000		400,400	(a)
Tenet Healthcare Corp., Senior Notes	6.875%	11/15/31	150,000		129,000
Tenet Healthcare Corp., Senior Secured Notes	6.250%	11/1/18	560,000		579,600	(a)
Tenet Healthcare Corp., Senior Secured Notes	8.875%	7/1/19	300,000		337,500

Total Health Care Providers & Services					7,324,680

Pharmaceuticals - 0.5%
ConvaTec Healthcare E SA, Senior Notes	10.875%	12/15/18	407,000	EUR	565,885	(a)
UCB SA, Subordinated Notes	7.750%	3/18/16	200,000	EUR	280,744	(f)(h)

Total Pharmaceuticals					846,629

TOTAL HEALTH CARE					8,553,747

INDUSTRIALS - 11.4%
Aerospace & Defense - 1.4%
Ducommun Inc., Senior Notes	9.750%	7/15/18	280,000		298,200
FGI Operating Co. Inc., Senior Secured Notes	10.250%	8/1/15	464,000		500,006
Kratos Defense & Security Solutions Inc., Senior Secured Notes	10.000%	6/1/17	750,000		815,625
Wyle Services Corp., Senior Subordinated Notes	10.500%	4/1/18	675,000		718,875	(a)

Total Aerospace & Defense					2,332,706

Airlines - 1.4%
American Airlines Pass-Through Trust, Secured Notes	7.000%	1/31/18	223,280		218,814	(a)
BAA SH PLC, Senior Secured Notes	7.125%	3/1/17	500,000	GBP	805,269
Continental Airlines Inc., Pass-Through Certificates	7.373%	6/15/17	566,419		568,515
Continental Airlines Inc., Pass-Through Certificates	8.388%	11/1/20	155,377		157,707
Continental Airlines Inc., Pass-Through Certificates, Subordinated Secured Notes	7.339%	4/19/14	54,704		55,525
Continental Airlines Inc., Secured Notes	6.250%	4/11/20	240,000		244,800
Delta Air Lines Inc., Pass-Through Certificates,
Subordinated Secured Notes	9.750%	12/17/16	88,548		94,303
United Air Lines Inc., Senior Secured Notes	9.875%	8/1/13	90,000		94,950	(a)

Total Airlines					2,239,883

Building Products - 0.8%
Ashton Woods USA LLC/Ashton Woods Finance
Co., Senior Subordinated Notes	11.000%	6/30/15	191,400		158,862	(a)(b)
Building Materials Corp. of America, Senior Notes	6.750%	5/1/21	470,000		499,963	(a)
Rearden G Holdings EINS GmbH, Senior Notes	7.875%	3/30/20	160,000		170,288	(a)
Shea Homes LP, Senior Secured Notes	8.625%	5/15/19	140,000		145,950	(a)
Spie BondCo 3 SCA, Secured Subordinated Notes	11.000%	8/15/19	243,000	EUR	324,089	(a)(d)

Total Building Products					1,299,152

Commercial Services & Supplies - 2.9%
Altegrity Inc., Senior Subordinated Notes	11.750%	5/1/16	740,000		704,850	(a)
American Reprographics Co., Senior Notes	10.500%	12/15/16	620,000		616,900
Cenveo Corp., Secured Notes	8.875%	2/1/18	240,000		229,200
Geo Group Inc., Senior Notes	7.750%	10/15/17	120,000		130,350
International Lease Finance Corp., Senior Notes	8.625%	1/15/22	1,280,000		1,429,335

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET VARIABLE GLOBAL HIGH YIELD BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Commercial Services & Supplies - continued
JM Huber Corp., Senior Notes	9.875%	11/1/19	250,000		$261,250	(a)
Monitronics International Inc., Senior Notes	9.125%	4/1/20	670,000		681,725	(a)
RSC Equipment Rental Inc./RSC Holdings III LLC, Senior Notes	8.250%	2/1/21	60,000		64,200
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	320,000		320,000	(a)
United Rentals North America Inc., Senior Notes	10.875%	6/15/16	280,000		318,500

Total Commercial Services & Supplies					4,756,310

Construction & Engineering - 0.4%
Odebrecht Finance Ltd., Senior Notes	6.000%	4/5/23	650,000		678,795	(a)

Electrical Equipment - 0.3%
NES Rentals Holdings Inc., Senior Secured Notes	12.250%	4/15/15	480,000		451,200	(a)

Industrial Conglomerates - 0.1%
Leucadia National Corp., Senior Notes	8.125%	9/15/15	170,000		191,250

Machinery - 0.5%
Dematic SA, Senior Secured Notes	8.750%	5/1/16	690,000		721,050	(a)

Marine - 0.7%
Horizon Lines LLC, Senior Secured Notes	11.000%	10/15/16	270,000		264,600	(a)(b)
Horizon Lines LLC, Senior Secured Notes	13.000%	10/15/16	360,000		343,350	(a)(b)(c)
Navios Maritime Acquisition Corp./Navios
Acquisition Finance U.S. Inc., Senior Secured Notes	8.625%	11/1/17	580,000		524,900

Total Marine					1,132,850

Road & Rail - 1.4%
Florida East Coast Holdings Corp., Senior Notes	10.500%	8/1/17	1,136,095		914,557	(c)
Florida East Coast Railway Corp., Senior Secured Notes	8.125%	2/1/17	190,000		194,750
Gategroup Finance Luxembourg SA, Senior Notes	6.750%	3/1/19	100,000	EUR	133,538	(a)(d)
Jack Cooper Holdings Corp., Senior Secured Notes	13.250%	12/15/15	737,000		762,795	(a)
Kansas City Southern de Mexico, Senior Notes	12.500%	4/1/16	204,000		237,150

Total Road & Rail					2,242,790

Trading Companies & Distributors - 0.7%
UR Financing Escrow Corp., Secured Notes	5.750%	7/15/18	222,000		227,828	(a)
UR Financing Escrow Corp., Senior Notes	7.625%	4/15/22	888,000		914,640	(a)

Total Trading Companies & Distributors					1,142,468

Transportation - 0.8%
CMA CGM, Senior Notes	8.875%	4/15/19	600,000	EUR	504,138	(a)
Hapag-Lloyd AG, Senior Notes	9.750%	10/15/17	340,000		331,500	(a)
Syncreon Global Ireland Ltd./Syncreon Global Finance US Inc., Senior Notes	9.500%	5/1/18	480,000		472,800	(a)

Total Transportation					1,308,438

TOTAL INDUSTRIALS					18,496,892

INFORMATION TECHNOLOGY - 1.8%
Electronic Equipment, Instruments & Components - 0.6%
NXP BV/NXP Funding LLC, Senior Secured Notes	9.750%	8/1/18	830,000		942,050	(a)

IT Services - 0.9%
First Data Corp., Senior Notes	10.550%	9/24/15	70,000		71,400
First Data Corp., Senior Notes	12.625%	1/15/21	30,000		30,225
First Data Corp., Senior Secured Notes	7.375%	6/15/19	1,340,000		1,371,825	(a)

Total IT Services					1,473,450

Semiconductors & Semiconductor Equipment - 0.2%
Freescale Semiconductor Inc., Senior Notes	10.750%	8/1/20	114,000		128,535
STATS ChipPAC Ltd., Senior Notes	7.500%	8/12/15	215,000		231,663	(a)

Total Semiconductors & Semiconductor Equipment					360,198

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET VARIABLE GLOBAL HIGH YIELD BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Software - 0.1%
Lawson Software Inc., Senior Notes	9.375%	4/1/19	170,000		$176,375	(a)

TOTAL INFORMATION TECHNOLOGY					2,952,073

MATERIALS - 10.9%
Chemicals - 1.9%
Georgia Gulf Corp., Senior Secured Notes	9.000%	1/15/17	435,000		485,025	(a)
Ineos Group Holdings PLC	8.500%	2/15/16	90,000		85,500	(a)
Lyondell Chemical Co., Senior Secured Notes	11.000%	5/1/18	389,477		432,319
LyondellBasell Industries NV, Senior Notes	5.000%	4/15/19	225,000		225,563	(a)
LyondellBasell Industries NV, Senior Notes	6.000%	11/15/21	700,000		738,500	(a)
LyondellBasell Industries NV, Senior Notes	5.750%	4/15/24	225,000		225,000	(a)
Solutia Inc., Senior Notes	8.750%	11/1/17	190,000		216,363
Solutia Inc., Senior Notes	7.875%	3/15/20	60,000		70,650
Styrolution GmbH, Senior Secured Notes	7.625%	5/15/16	240,000	EUR	281,677	(a)
Styrolution Group GmbH, Senior Secured Notes	7.625%	5/15/16	300,000	EUR	352,097	(a)

Total Chemicals					3,112,694

Construction Materials - 0.6%
Cemex Finance LLC, Senior Secured Bonds	9.500%	12/14/16	450,000		451,170	(a)
West China Cement Ltd., Senior Notes	7.500%	1/25/16	560,000		478,800	(a)

Total Construction Materials					929,970

Containers & Packaging - 1.2%
Ardagh Packaging Finance PLC, Senior Notes	9.250%	10/15/20	375,000	EUR	510,145	(a)
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC, Senior Notes	9.875%	8/15/19	820,000		839,475	(a)
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC, Senior Notes	9.875%	8/15/19	140,000		143,325	(a)
Viskase Cos. Inc., Senior Secured Notes	9.875%	1/15/18	440,000		467,500	(a)

Total Containers & Packaging					1,960,445

Metals & Mining - 5.5%
China Oriental Group Co., Ltd.	7.000%	11/17/17	400,000		336,000	(a)
CSN Resources SA, Senior Bonds	6.500%	7/21/20	190,000		213,750	(a)
CSN Resources SA, Senior Bonds	6.500%	7/21/20	186,000		209,250	(a)
Evraz Group SA, Notes	6.750%	4/27/18	1,170,000		1,124,721	(a)
Evraz Group SA, Senior Notes	9.500%	4/24/18	370,000		409,213	(a)
FMG Resources (August 2006), Senior Notes	6.375%	2/1/16	250,000		250,625	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	8.250%	11/1/19	570,000		601,350	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.875%	4/1/22	390,000		381,225	(a)
Gerdau Holdings Inc., Senior Notes	7.000%	1/20/20	354,000		409,649	(a)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	1,140,000		792,300	(a)
Mirabela Nickel Ltd., Senior Notes	8.750%	4/15/18	380,000		328,700	(a)
New World Resources NV, Senior Bonds	7.375%	5/15/15	250,000	EUR	340,093	(a)
Novelis Inc., Senior Notes	8.750%	12/15/20	490,000		539,000
Rio Tinto Finance USA Ltd., Senior Notes	9.000%	5/1/19	120,000		162,361
Ryerson Holding Corp., Senior Secured Notes	0.000%	2/1/15	700,000		322,000
Schaeffler Finance BV, Senior Secured Notes	7.750%	2/15/17	180,000		191,250	(a)
Southern Copper Corp., Senior Notes	6.750%	4/16/40	60,000		65,439
Thompson Creek Metals Co. Inc., Senior Notes	7.375%	6/1/18	420,000		392,700
Vale Overseas Ltd., Notes	8.250%	1/17/34	63,000		83,018
Vale Overseas Ltd., Notes	6.875%	11/21/36	287,000		334,309
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	670,000		695,125	(a)
Vedanta Resources PLC, Senior Notes	6.750%	6/7/16	860,000		808,400	(a)

Total Metals & Mining					8,990,478

Paper & Forest Products - 1.7%
Appleton Papers Inc., Senior Secured Notes	10.500%	6/15/15	290,000		302,325	(a)
Appleton Papers Inc., Senior Secured Notes	11.250%	12/15/15	441,000		411,232
China Forestry Holdings Co., Ltd., Senior Secured Bonds	10.250%	11/17/15	355,000		205,900	(a)(b)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET VARIABLE GLOBAL HIGH YIELD BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Paper & Forest Products - continued
Fibria Overseas Finance Ltd., Senior Notes	7.500%	5/4/20	320,000		$339,616	(a)
Fibria Overseas Finance Ltd., Senior Notes	6.750%	3/3/21	240,000		247,800	(a)
PE Paper Escrow GmbH, Senior Secured Notes	11.750%	8/1/14	423,000	EUR	613,166	(a)
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	380,000		392,825	(a)
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	8.750%	2/1/19	370,000		205,350

Total Paper & Forest Products					2,718,214

TOTAL MATERIALS					17,711,801

TELECOMMUNICATION SERVICES - 6.9%
Diversified Telecommunication Services - 3.9%
Axtel SAB de CV, Senior Notes	7.625%	2/1/17	790,000		647,800	(a)
Axtel SAB de CV, Senior Notes	9.000%	9/22/19	84,000		69,300	(a)
Cincinnati Bell Telephone Co., Senior Debentures	6.300%	12/1/28	20,000		16,100
Cogent Communications Group Inc., Senior Secured Notes	8.375%	2/15/18	450,000		480,375	(a)
Hughes Satellite Systems Corp., Senior Secured Notes	6.500%	6/15/19	130,000		136,500
Inmarsat Finance PLC, Senior Notes	7.375%	12/1/17	290,000		311,025	(a)
Intelsat Jackson Holdings SA, Senior Notes	7.250%	4/1/19	200,000		211,250
Level 3 Financing Inc., Senior Notes	8.625%	7/15/20	350,000		368,375	(a)
Primus Telecommunications Holding Inc., Senior Notes	10.000%	4/15/17	29,923		30,522	(a)
TW Telecom Holdings Inc., Senior Notes	8.000%	3/1/18	350,000		384,125
UBS Luxembourg SA for OJSC Vimpel Communications, Loan Participation Notes	8.250%	5/23/16	100,000		108,875	(a)
UPCB Finance V Ltd., Senior Secured Notes	7.250%	11/15/21	530,000		563,125	(a)
Vimpel Communications, Notes	6.493%	2/2/16	200,000		207,750	(a)
West Corp., Senior Notes	7.875%	1/15/19	700,000		749,000
West Corp., Senior Subordinated Notes	11.000%	10/15/16	290,000		309,575
Wind Acquisition Finance SA, Senior Secured Notes	7.250%	2/15/18	540,000		510,300	(a)
Wind Acquisition Holdings Finance SpA, Senior Notes	12.250%	7/15/17	426,125		379,251	(a)(c)
Windstream Corp., Senior Notes	7.500%	4/1/23	860,000		890,100

Total Diversified Telecommunication Services					6,373,348

Wireless Telecommunication Services - 3.0%
MetroPCS Wireless Inc., Senior Notes	7.875%	9/1/18	510,000		539,325
Phones4u Finance PLC, Senior Secured Notes	9.500%	4/1/18	200,000	GBP	290,309	(a)
Phones4u Finance PLC, Senior Secured Notes	9.500%	4/1/18	100,000	GBP	145,155	(a)
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	1,690,000		1,301,300
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	55,000		47,437
Sprint Nextel Corp., Senior Notes	9.000%	11/15/18	1,720,000		1,892,000	(a)
VimpelCom Holdings BV, Senior Notes	7.504%	3/1/22	380,000		370,500	(a)
VimpelCom Holdings BV, Senior Notes	7.504%	3/1/22	290,000		282,750	(a)

Total Wireless Telecommunication Services					4,868,776

TOTAL TELECOMMUNICATION SERVICES					11,242,124

UTILITIES - 5.4%
Electric Utilities - 2.3%
AES Ironwood LLC, Secured Notes	8.857%	11/30/25	263,736		296,703
AES Red Oak LLC, Secured Notes	9.200%	11/30/29	120,000		129,600
Astoria Depositor Corp., Pass-Through Certificates	8.144%	5/1/21	280,000		238,000	(a)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Secured Notes	11.750%	3/1/22	770,000		789,250	(a)
GenOn REMA LLC, Senior Secured Notes	9.237%	7/2/17	534,837		524,141
Midwest Generation LLC, Pass-Through Certificates	8.560%	1/2/16	357,168		340,202
Reliant Energy Mid-Atlantic Power Holdings LLC, Senior Notes	9.681%	7/2/26	1,260,000		1,197,000

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET VARIABLE GLOBAL HIGH YIELD BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Electric Utilities - continued
Texas Competitive Electric Holdings Co. LLC, Senior Notes	10.250%	11/1/15	260,000	$60,775
Texas Competitive Electric Holdings Co. LLC/TCEH Finance Inc., Senior Secured Notes	11.500%	10/1/20	300,000	197,250	(a)

Total Electric Utilities				3,772,921

Gas Utilities - 0.2%
Southern Natural Gas Co., Senior Notes	8.000%	3/1/32	60,000	74,590
Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes	7.375%	3/15/20	250,000	266,875

Total Gas Utilities				341,465

Independent Power Producers & Energy Traders - 2.8%
AES Corp., Senior Notes	9.750%	4/15/16	150,000	176,250
Atlantic Power Corp., Senior Notes	9.000%	11/15/18	340,000	345,100	(a)
Calpine Corp., Senior Secured Notes	7.500%	2/15/21	210,000	225,225	(a)
Calpine Corp., Senior Secured Notes	7.875%	1/15/23	560,000	607,600	(a)
Colbun SA, Senior Notes	6.000%	1/21/20	240,000	256,233	(a)
Edison Mission Energy, Senior Notes	7.750%	6/15/16	260,000	180,700
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	805,000	881,475
First Wind Holdings Inc., Senior Secured Notes	10.250%	6/1/18	530,000	535,300	(a)
Foresight Energy LLC/Foresight Energy Corp., Senior Notes	9.625%	8/15/17	520,000	548,600	(a)
Mirant Americas Generation LLC, Senior Notes	9.125%	5/1/31	430,000	371,950
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	350,746	361,268

Total Independent Power Producers & Energy Traders				4,489,701

Multi-Utilities - 0.1%
Empresas Publicas de Medellin ESP, Senior Notes	7.625%	7/29/19	150,000	179,775	(a)

TOTAL UTILITIES				8,783,862

TOTAL CORPORATE BONDS & NOTES (Cost - $134,525,433)				134,953,864

COLLATERALIZED SENIOR LOANS - 3.8%
CONSUMER DISCRETIONARY - 0.8%
Diversified Consumer Services - 0.6%
Realogy Corp., Term Loan	13.500%	10/15/17	1,000,000	1,032,500	(i)

Specialty Retail - 0.2%
Michaels Stores Inc., Term Loan B2	5.000 - 5.125%	7/29/16	236,092	237,069	(i)

TOTAL CONSUMER DISCRETIONARY				1,269,569

INDUSTRIALS - 1.3%
Airlines - 0.3%
DAE Aviation Holdings Inc., Term Loan B1	5.560%	7/31/14	254,993	253,240	(i)
DAE Aviation Holdings Inc., Term Loan B2	5.560%	7/31/14	243,098	241,427	(i)

Total Airlines				494,667

Marine - 0.1%
Trico Shipping AS, Term Loan A	10.000%	5/13/14	42,290	42,290	(b)(i)
Trico Shipping AS, Term Loan B	—	5/13/14	74,458	74,458	(b)(i)(j)

Total Marine				116,748

Road & Rail - 0.2%
Avis Budget Car Rental LLC, Term Loan B	6.250%	9/21/18	320,179	322,446	(i)

Trading Companies & Distributors - 0.7%
United Rentals Inc.	—	4/13/12	601,824	601,824	(b)(d)(i)(j)
United Rentals Inc.	—	1/17/13	505,119	505,119	(b)(d)(i)(j)

Total Trading Companies & Distributors				1,106,943

TOTAL INDUSTRIALS				2,040,804

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET VARIABLE GLOBAL HIGH YIELD BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
INFORMATION TECHNOLOGY - 0.1%
IT Services - 0.1%
First Data Corp., Term Loan B2	3.044 - 4.242%	3/23/18	212,079		$204,790	(i)

MATERIALS - 0.8%
Chemicals - 0.2%
Kerling PLC, Term Loan	10.000%	6/30/16	300,000	EUR	380,104	(i)

Containers & Packaging - 0.6%
Sealed Air Corp., Term Loan B	4.750%	10/3/18	985,000		997,441	(i)

TOTAL MATERIALS					1,377,545

TELECOMMUNICATION SERVICES - 0.7%
Wireless Telecommunication Services - 0.7%
Vodafone Americas Finance 2 Inc., Term Loan A	6.875%	8/11/15	653,441		653,441	(i)
Vodafone Americas Finance 2 Inc., Term Loan B	6.250%	7/11/16	567,188		568,606	(i)

TOTAL TELECOMMUNICATION SERVICES					1,222,047

UTILITIES - 0.1%
Electric Utilities - 0.1%
Texas Competitive Electric Holdings Co. LLC, Term Loan	4.743%	10/10/17	294,982		164,729	(i)

TOTAL COLLATERALIZED SENIOR LOANS (Cost - $6,310,776)					6,279,484

CONVERTIBLE BONDS & NOTES - 0.4%
CONSUMER DISCRETIONARY - 0.1%
Diversified Consumer Services - 0.1%
Realogy Corp., Senior Subordinated Bonds	11.000%	4/15/18	110,000		90,200	(a)

INDUSTRIALS - 0.2%
Marine - 0.2%
Horizon Lines Inc., Secured Senior Notes	6.000%	4/15/17	463,636		347,727	(b)(d)
Horizon Lines Inc., Secured Senior Notes	6.000%	4/15/17	128,787		41,856	(b)(d)

TOTAL INDUSTRIALS					389,583

MATERIALS - 0.1%
Chemicals - 0.1%
Hercules Inc.	6.500%	6/30/29	130,000		105,056

TOTAL CONVERTIBLE BONDS & NOTES (Cost - $827,577)					584,839

SOVEREIGN BONDS - 6.7%
Argentina - 1.6%
Republic of Argentina, Discount Notes	8.280%	12/31/33	1,880,672		1,394,519
Republic of Argentina, Senior Bonds	7.000%	10/3/15	1,223,000		1,154,206

Total Argentina					2,548,725

Brazil - 0.7%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/14	159,000	BRL	87,621
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	2,047,000	BRL	1,092,556

Total Brazil					1,180,177

India - 0.3%
ICICI Bank Ltd., Subordinated Bonds	6.375%	4/30/22	500,000		477,500	(a)(f)

Indonesia - 0.4%
Republic of Indonesia, Notes	5.250%	1/17/42	490,000		516,338	(a)
Republic of Indonesia, Senior Bonds	6.625%	2/17/37	100,000		124,000	(a)

Total Indonesia					640,338

Russia - 0.1%
Russian Foreign Bond - Eurobond	11.000%	7/24/18	65,000		91,487	(a)
Russian Foreign Bond-Eurobond, Senior Bonds	7.500%	3/31/30	7,840		9,418	(a)

Total Russia					100,905

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET VARIABLE GLOBAL HIGH YIELD BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Turkey - 0.4%
Republic of Turkey, Senior Notes	6.250%	9/26/22	700,000	$756,000

Venezuela - 3.2%
Bolivarian Republic of Venezuela	5.750%	2/26/16	4,200,000	3,748,500	(a)
Bolivarian Republic of Venezuela, Senior Notes	7.750%	10/13/19	1,710,000	1,444,950	(a)

Total Venezuela				5,193,450

TOTAL SOVEREIGN BONDS (Cost - $9,842,974)				10,897,095

			SHARES
COMMON STOCKS - 1.5%
CONSUMER DISCRETIONARY - 0.8%
Hotels, Restaurants & Leisure - 0.0%
Bossier Casino Venture Holdco Inc.			26,303	52,606	*(b)(d)

Media - 0.8%
Charter Communications Inc., Class A Shares			20,994	1,332,069	*

TOTAL CONSUMER DISCRETIONARY				1,384,675

ENERGY - 0.4%
Energy Equipment & Services - 0.4%
KCAD Holdings I Ltd.			63,973,797	644,728	(b)(d)

INDUSTRIALS - 0.3%
Marine - 0.3%
DeepOcean Group Holding AS			19,935	343,879	(d)
Horizon Lines Inc., Class A Shares			12,198	70,504	*

TOTAL INDUSTRIALS				414,383

TOTAL COMMON STOCKS (Cost - $1,605,767)				2,443,786

CONVERTIBLE PREFERRED STOCKS - 0.1%
FINANCIALS - 0.1%
Diversified Financial Services - 0.1%
Citigroup Inc. (Cost - $128,029)	7.500%		1,400	144,942

PREFERRED STOCKS - 2.4%
FINANCIALS - 2.3%
Consumer Finance - 1.3%
GMAC Capital Trust I	8.125%		93,800	2,167,718

Diversified Financial Services - 1.0%
Citigroup Capital XII	8.500%		10,400	266,240
Citigroup Capital XIII	7.875%		46,125	1,254,600

Total Diversified Financial Services				1,520,840

Thrifts & Mortgage Finance - 0.0%
Federal Home Loan Mortgage Corp. (FHLMC)	8.375%		14,050	19,529	*

TOTAL FINANCIALS				3,708,087

INDUSTRIALS - 0.1%
Road & Rail - 0.1%
Jack Cooper Holdings Corp.	20.000%		138,000	138,690	(a)(d)

TOTAL PREFERRED STOCKS (Cost - $4,314,326)				3,846,777

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET VARIABLE GLOBAL HIGH YIELD BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2012

SECURITY	EXPIRATION DATE	NOTIONAL PAR	VALUE
PURCHASED OPTIONS - 0.2%
Credit default swaption with BNP Paribas to buy protection on Markit CDX.NA.HY.17 Index, Put @ $97.00 (Cost - $496,782)	6/20/12	13,073,200	$288,063

		WARRANTS
WARRANTS - 0.1%
Buffets Restaurant Holdings	4/28/14	388	4	*(b)(d)
Charter Communications Inc.	11/30/14	508	9,774	*
CMP Susquehanna Radio Holdings Co.	3/23/19	10,127	54,686	*(a)(b)(d)
Jack Cooper Holdings Corp.	12/15/17	627	47,025	*(d)
Jack Cooper Holdings Corp.	5/6/18	309	23,175	*(d)(f)
Nortek Inc.	12/7/14	2,304	5,299	*(b)(d)(f)
SemGroup Corp.	11/30/14	2,628	19,500	*(b)(f)

TOTAL WARRANTS (Cost - $47,564)			159,463

TOTAL INVESTMENTS - 98.0% (Cost - $158,099,228#)			159,598,313
Other Assets in Excess of Liabilities - 2.0%			3,301,540

TOTAL NET ASSETS - 100.0%			$162,899,853

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Illiquid security.

(c)	Payment-in-kind security for which part of the income earned may be paid as additional principal.

(d)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(e)	The coupon payment on these securities is currently in default as of March 31, 2012.

(f)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(g)	Value is less than $1.

(h)	Security has no maturity date. The date shown represents the next call date.

(i)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(j)	All or a portion of this loan is unfunded as of March 31, 2012.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

BRL	— Brazilian Real
EUR	— Euro
GBP	— British Pound
OJSC	— Open Joint Stock Company

SCHEDULE OF WRITTEN OPTIONS

SECURITY	EXPIRATION DATE	STRIKE RATE	NOTIONAL PAR	VALUE
Credit default swaption with BNP Paribas to buy protection on Markit CDX.NA.HY.17 Index, Call	4/18/12	1.00%	4,481,400	$13,710
Credit default swaption with BNP Paribas to sell protection on Markit CDX.NA.HY.17 Index, Put	6/20/12	0.92	26,146,400	191,671

TOTAL WRITTEN OPTIONS (Premiums received - $540,854)				$205,381

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Legg Mason Western Asset Variable Global High Yield Bond Portfolio (the “Portfolio”) is a separate diversified investment series of Legg Mason Partners Variable Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Shares of the Portfolio may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies or through eligible pension or other qualified plans.

The following are significant accounting policies consistently followed by the Portfolio and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Portfolio holds securities or other assets that are denominated in a foreign currency, the Portfolio will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Portfolio calculates its net asset value, the Portfolio values these securities as determined in accordance with procedures approved by the Portfolio’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Portfolio’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Portfolio, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Portfolio uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Notes to Schedule of Investments (unaudited) (continued)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Corporate bonds & notes	—	$134,025,942	$927,922	$134,953,864
Collateralized senior loans	—	5,172,541	1,106,943	6,279,484
Convertible bonds & notes	—	542,983	41,856	584,839
Sovereign bonds	—	10,897,095	—	10,897,095
Common stocks	$1,402,573	343,879	697,334	2,443,786
Convertible preferred stocks	144,942	—	—	144,942
Preferred stocks	3,708,087	138,690	—	3,846,777
Purchased options	—	288,063	—	288,063
Warrants	—	154,160	5,303	159,463

Total long-term investments	$5,255,602	$151,563,353	$2,779,358	$159,598,313

Other financial instruments:
Forward foreign currency contracts	—	$38,179	—	$38,179
Credit default swaps on corporate issues - buy protection‡	—	251,260	—	251,260
Credit default swaps on credit indices - buy protection‡	—	85,685	—	85,685

Total other financial instruments	—	$375,124	—	$375,124

Total	$5,255,602	$151,938,477	$2,779,358	$159,973,437

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other financial instruments:
Written options	—	$205,381	—	$205,381
Forward foreign currency contracts	—	236,179	—	236,179

Total	—	$441,560	—	$441,560

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.

Notes to Schedule of Investments (unaudited) (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS IN SECURITIES	CORPORATE BONDS & NOTES	COLLATERALIZED SENIOR LOANS	CONVERTIBLE BONDS & NOTES	COMMON STOCKS	PREFERRED STOCKS	WARRANTS	TOTAL
Balance as of December 31, 2011	$1,793,968	$680,000	—	$983,623	$138,000	$79,415	$3,675,006
Accrued premiums/discounts	1,788	—	—	—	—	—	1,788
Realized gain (loss)	—	—	—	—	—	—	—
Change in unrealized appreciation (depreciation)(1)	57,042	—	—	4,984	690	15,588	78,304
Purchases	317,393	426,943	—	52,606	—	—	796,942
Sales	—	—	—	—	—	—	—
Transfers into Level 3(2)	—	—	$41,856	—	—	—	41,856
Transfers out of Level 3(3)	(1,242,269)	—	—	(343,879)	(138,690)	(89,700)	(1,814,538)

Balance as of March 31, 2012	$927,922	$1,106,943	$41,856	$697,334	—	$5,303	$2,779,358

Net change in unrealized appreciation (depreciation) for investments in securities still held at March 31, 2012(1)	$2,399	—	—	—	—	$(922)	$1,477

The Portfolio’s policy is to recognize transfers between levels as of the end of the reporting period.

(1)	Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(2)	Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

(3)	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

(b) Repurchase agreements. The Portfolio may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Portfolio acquires a debt security subject to an obligation of the seller to repurchase, and of the Portfolio to resell, the security at an agreed-upon price and time, thereby determining the yield during the Portfolio’s holding period. When entering into repurchase agreements, it is the Portfolio’s policy that its custodian or a third party custodian, acting on the Portfolio’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Portfolio generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Portfolio seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

(c) Written options. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Portfolio’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Portfolio from the exercise of the written put option to form the Portfolio’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Portfolio.

The risk in writing a covered call option is that the Portfolio may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Portfolio is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Swap agreements. The Portfolio invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Portfolio’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

The Portfolio’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of March 31, 2012, the Portfolio had no credit default swaps to sell protection.

Notes to Schedule of Investments (unaudited) (continued)

Credit default swaps

The Portfolio enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Portfolio may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Portfolio has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Portfolio generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Portfolio could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Portfolio effectively adds leverage to its portfolio because, in addition to its total net assets, the Portfolio is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Portfolio’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty). As the protection seller, the Portfolio’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(e) Swaptions. The Portfolio purchases and writes swaption contracts to manage exposure to an underlying instrument. The Portfolio may also purchase or write options to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Portfolio represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Portfolio represent an option that gives the Portfolio the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Portfolio writes a swaption, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Portfolio realizes a gain equal to the amount of the premium received.

When the Portfolio purchases a swaption, an amount equal to the premium paid by the Portfolio is recorded as an investment on the statement of assets and liabilities, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Portfolio realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers.

(f) Forward foreign currency contracts. The Portfolio enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Notes to Schedule of Investments (unaudited) (continued)

When entering into a forward foreign currency contract, the Portfolio bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(g) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(h) Unfunded loan commitments. The Portfolio may enter into certain credit agreements all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At March 31, 2012, the Portfolio had sufficient cash and/or securities to cover these commitments.

(i) Loan participations. The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Portfolio assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Portfolio and the borrower. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(j) Credit and market risk. The Portfolio invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Portfolio’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Portfolio. The Portfolio’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(k) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Portfolio may invest in certain securities or engage in other transactions, where the Portfolio is exposed to counterparty credit risk in addition to broader market risks. The Portfolio may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Portfolio’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Portfolio to increased risk of loss.

The Portfolio has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Portfolio’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Notes to Schedule of Investments (unaudited) (continued)

As of March 31, 2012, the Portfolio held written options and forward foreign currency contracts with credit related contingent features which had a liability position of $441,560. If a contingent feature in the master agreements would have been triggered, the Portfolio would have been required to pay this amount to its derivatives counterparties.

(l) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At March 31, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$8,034,421
Gross unrealized depreciation	(6,535,336)

Net unrealized appreciation	$1,499,085

During the period ended March 31, 2012, written option transactions for the Portfolio were as follows:

	Notional Par	Premiums
Written options, outstanding as of December 31, 2011	—	—
Options written	38,703,000	$628,236
Options closed	—	—
Options exercised	—	—
Options expired	(8,075,200)	(87,382)

Written options, outstanding as of March 31, 2012	30,627,800	$540,854

At March 31, 2012, the Portfolio had the following open forward foreign currency contracts:

FOREIGN CURRENCY	COUNTERPARTY	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED GAIN (LOSS)
Contracts to Buy:
British Pound	Citibank N.A.	300,000	$479,776	4/27/12	$4,613
British Pound	Citibank N.A.	700,000	1,119,335	5/16/12	18,342
British Pound	Citibank N.A.	49,784	79,608	5/16/12	568

					23,523

Contracts to Sell:
Brazilian Real	Citibank N.A.	1,080,000	589,878	4/16/12	14,656
British Pound	Citibank N.A.	996,185	1,592,949	5/16/12	(26,168)
British Pound	Credit Suisse First Boston Inc.	306,262	489,729	5/16/12	(5,562)
British Pound	UBS AG	1,746,488	2,792,721	5/16/12	(31,349)
Euro	Citibank N.A.	1,066,005	1,422,016	5/16/12	(31,358)
Euro	JPMorgan Chase & Co.	313,405	418,072	5/16/12	(1,748)
Euro	UBS AG	6,986,706	9,320,036	5/16/12	(139,994)

					(221,523)

Net unrealized loss on open forward foreign currency contracts					$(198,000)

At March 31, 2012, the Portfolio held the following open swap contracts:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION[1]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE PORTFOLIO‡	MARKET VALUE	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED DEPRECIATION
BNP Paribas (Spain Government Bond, 5.50%, due 7/30/17)	$1,760,000	6/20/17	1.000% quarterly	$251,260	$253,492	$(2,232)

Notes to Schedule of Investments (unaudited) (continued)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION[1]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE PORTFOLIO‡	MARKET VALUE[3]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED DEPRECIATION
BNP Paribas (MARKIT CDX.NA.HY.17 Index)	$1,455,000	12/20/16	5.000% quarterly	$23,368	$40,720	$(17,352)
BNP Paribas (MARKIT CDX.NA.HY.17 Index)	2,134,000	12/20/16	5.000% quarterly	34,275	63,619	(29,344)
BNP Paribas (MARKIT CDX.NA.HY.17 Index)	582,000	12/20/16	5.000% quarterly	9,347	16,996	(7,649)
Morgan Stanley & Co. Inc. (CDX.NA.HY.17 Index)	1,164,000	12/20/16	5.000% quarterly	18,695	35,409	(16,714)

Total	$5,335,000			$85,685	$156,744	$(71,059)

1	If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the underlying securities comprising the referenced index.

2	The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

3	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

‡	Percentage shown is an annual percentage rate.

3. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Portfolio’s derivative instruments categorized by risk exposure at March 31, 2012.

	Forward Foreign Currency Contracts
Primary Underlying Risk Disclosure	Purchased Options, at value	Written Options, at value	Unrealized Appreciation	Unrealized Depreciation	Swap Contracts, at value	Total
Foreign Exchange Risk	—	—	$38,179	$(236,179)	—	$(198,000)
Credit Risk	$288,063	$(205,381)	—	—	$336,945	419,627

Total	$288,063	$(205,381)	$38,179	$(236,179)	$336,945	$221,627

During the period ended March 31, 2012, the volume of derivative activity for the Portfolio was as follows:

Average Market Value
Purchased options	$288,714
Written options	272,590
Forward foreign currency contracts (to buy)	2,016,659
Forward foreign currency contracts (to sell)	17,669,657

Average Notional Balance
Credit default swap contracts (to buy protection)	$3,107,500

Notes to Schedule of Investments (unaudited) (continued)

4. Recent accounting pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU No. 2011-04”). ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements. ASU No. 2011-04 is effective during interim and annual periods beginning after December 15, 2011. Management has evaluated ASU No. 2011-04 and concluded that it does not materially impact the financial statement amounts; however, as required, additional disclosure has been included about fair value measurement.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Variable Income Trust

By	/s/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date:	May 29, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date:	May 29, 2012

By	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	May 29, 2012